EXECUTION







                          MASTER SERVICING AGREEMENT

                           Dated as of June 1, 1998

                                     among

             AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1, Issuer,

                                      and

         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Master Servicer

                                      and

                      FIRST UNION NATIONAL BANK, Trustee



                        Relating to the Mortgage Loans
                    Pledged as Collateral for the Issuer's
                    Collateralized Callable Mortgage Bonds,
                           in the Aggregate Initial
                       Principal Amount of $456,822,000






                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

                             PRELIMINARY STATEMENT
Section 1.   Defined Terms................................................  1

Section 2.   Mortgage Documents...........................................  15
             (a)   Trustee to Retain Possession of Documents through
                   Custodians.............................................  15
             (b)   Trustee and Custodians to Cooperate; Release of
                   Trustee Mortgage Files.................................  19
             (c)   Representations, Warranties and Covenants of the
                   Master Servicer, the Seller and the Issuer.............  20
             (d)   Covenants of the Master Servicer.......................  23

Section 3.   General Duties of the Master Servicer........................  23
             (a)   Master Servicer to Master Service Mortgage Loans.......  23
             (b)   Servicing; Enforcement of the Obligations of
                   Servicers..............................................  23
             (c)   Successor Servicers....................................  24
             (d)   Reserved...............................................  25
             (e)   Rights of the Issuer and the Trustee in Respect of
                   the Master Servicer....................................  25
             (f)   Trustee to Act as Master Servicer......................  25
             (g)   Collection of Mortgage Loan Payments; Bond Account;
                   Distribution Account...................................  26
             (h)   Determination of LIBOR.................................  29
             (i)   Master Servicer Monthly Data...........................  30
             (j)   Standard Hazard and Flood Insurance Policies...........  32
             (k)   Presentment of Claims and Collection of Proceeds.......  33
             (l)   Maintenance of the Primary Mortgage Insurance
                   Policies...............................................  33
             (m)   "Due-on-Sale" Clauses; Assumption Agreements...........  34
             (n)   Realization Upon Defaulted Mortgage Loans..............  34
             (o)   REO Property...........................................  34
             (p)   Collection of Taxes, Assessments and Similar Items.....  35
             (q)   Annual Officer's Certificate as to Compliance..........  35
             (r)   Annual Independent Public Accountants' Servicing
                   Statement; Financial Statements........................  36
             (s)   Master Servicer Fidelity Bond and Master Servicer
                   Errors and Omissions Insurance Policy..................  37
             (t)   Access to Certain Documentation and Indemnification....  37
             (u)   Solicitation of Bids...................................  37

Section 4.   Advances ....................................................  38

Section 5.   Master Servicing Compensation and Expenses...................  38
             (a)   Master Servicer Compensation...........................  38
             (b)   Servicer Compensation..................................  38

Section 6.   Master Servicer..............................................  39
             (a)   Liabilities of the Master Servicer.....................  39
             (b)   Merger or Consolidation of the Master Servicer.........  39
             (c)   Resignation of Master Servicer.........................  39
             (d)   Assignment or Delegation of Duties by the Master
                   Servicer...............................................  39
             (e)   Limitation on Liability of the Master Servicer and
                   Others.................................................  40

Section 7.   Master Servicing Default; Termination and Liabilities........  41
             (a)   Master Servicing Default...............................  41
             (b)   Trustee to Act; Appointment of Successor...............  43
             (c)   Notification to Bondholders............................  44

Section 8.   Miscellaneous................................................  44
             (a)   Term of Master Servicing Agreement.....................  44
             (b)   Assignment.............................................  44
             (c)   Notices................................................  44
             (d)   Governing Law..........................................  45
             (e)   Amendments.............................................  45
             (f)   Severability...........................................  46
             (g)   No Joint Venture.......................................  46
             (h)   Execution in Counterparts..............................  46
             (i)   Limitation of Liability of Wilmington Trust Company....  46
             (j)   Noncompetition Covenants...............................  46


SCHEDULE I   -  Schedule of Mortgage Loans
SCHEDULE II  -  Representations and Warranties of the Master Servicer
SCHEDULE III -  Representations and Warranties as to the Mortgage Loans
SCHEDULE IV  -  Representations and Warranties of the Issuer
SCHEDULE V   -  Servicing Agreements
SCHEDULE VI  -  Payment Schedule - June 25, 1998
SCHEDULE VII -  Purchase and Sale Agreements






                          MASTER SERVICING AGREEMENT
                          --------------------------

     THIS MASTER SERVICING AGREEMENT is made and entered into as of June 1, 1998, by and among American Residential Eagle Bond Trust 1998-1, a statutory business trust formed under the laws of the State of Delaware (the "Issuer"), Norwest Bank Minnesota, National Association ("Norwest"), a national banking association (the "Master Servicer") and First Union National Bank, a national banking association (in its capacity as bond trustee under the Indenture referred to below, the "Trustee").

                             PRELIMINARY STATEMENT

     The Issuer was formed for the purpose of issuing bonds secured by mortgage collateral. The Issuer has entered into a trust indenture, dated as of June 1, 1998 (the "Indenture"), between the Issuer and the Trustee, pursuant to which the Issuer intends to issue its Collateralized Callable Mortgage Bonds, in the aggregate initial principal amount of $456,822,000 (the "Bonds"). Pursuant to the Indenture, as security for the indebtedness represented by such Bonds, the Issuer is and will be pledging to the Trustee, or granting the Trustee a security interest in, among other things, certain Mortgage Loans, its rights under this Agreement, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Bond Account, the Distribution Account and certain Insurance Policies (as each such term is defined herein).

     The parties desire to enter into this Agreement to provide, among other things, for the master servicing of the Mortgage Loans by the Master Servicer. The Master Servicer acknowledges that, in order further to secure the Bonds, the Issuer is and will be granting to the Trustee a security interest in, among other things, its rights under this Agreement, and the Master Servicer agrees that all covenants and agreements made by the Master Servicer herein with respect to the Mortgage Loans shall also be for the benefit and security of the Trustee and Holders of the Bonds. For its services hereunder, the Master Servicer will receive a Master Servicing Fee (as defined herein).

     American Residential Investment Trust, Inc. (the "Seller") has entered into Servicing Agreements (as defined herein) with Servicers (as defined herein) to perform, as independent contractors, servicing functions with respect to the Mortgage Loans. For its services under a Servicing Agreement, each Servicer will receive a Servicing Fee (as provided therein) with respect to each Mortgage Loan serviced by it thereunder.

     In addition, the Issuer will enter into a Management Agreement, dated as of the date hereof, with the Seller (in such capacity, the "Manager"), pursuant to which the Manager will conduct certain operations of the Issuer. Actions by or required of the Issuer hereunder may be performed on its behalf by the Manager or any sub-manager appointed to act for the Issuer.

     1.   DEFINED TERMS.

     Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Capitalized terms that are used but not defined in this Agreement and which are defined in the Indenture have the meanings assigned to them therein.

     "ADJUSTED NET MORTGAGE RATE" means, as to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Master Servicing Fee Rate and the related Servicing Fee Rate.

     "ADJUSTMENT DATE" means, as to any Mortgage Loan, a date on which the related Mortgage Rate adjusts pursuant to the terms thereof.

     "ADVANCE" means any advance of a payment of principal and interest due on a Mortgage Loan required to be made by a Servicer with respect to any Distribution Date pursuant to the related Servicing Agreement.

     "AGREEMENT" means this Master Servicing Agreement, as the same may be amended or supplemented from time to time.

     "AMOUNT HELD FOR FUTURE DISTRIBUTION" means, as to any Distribution Date, the aggregate amount held in the Bond Account at the close of business on the related Calculation Date on account of (i) Principal Prepayments and Liquidation Proceeds credited by the related Servicer as having been received after the month prior to the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

     "APPRAISED VALUE" means (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; or (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

     "BANKRUPTCY CODE" means the United States Bankruptcy Reform Act of 1978, as amended from time to time.

     "BOND ACCOUNT" means, with respect to the Bonds, the separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3(g) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Bondholders and designated "Bond Account - Norwest Bank Minnesota, National Association, in trust for the registered holders of Collateralized Callable Mortgage Bonds."

     "BONDHOLDER" or "HOLDER" means the Person in whose name a Bond is registered in the Bond Register (as defined in the Indenture).

     "BONDS" mean the Issuer's  Collateralized  Callable Mortgage Bonds, Class
A.

     "BUSINESS  DAY" means any day other than (i) a Saturday  or a Sunday,  or
(ii) a day on which banking institutions in the States of Maryland or Minnesota or The City of New York or the city in which the Corporate Trust Office (as defined in the Indenture) is located are authorized or obligated by law or executive order to be closed.

     "CALCULATION DATE" means, as to any Distribution Date, the second Business Day prior to such Distribution Date.

     "CERTIFICATE PAYING AGENT" means the Person acting in such capacity pursuant to the Deposit Trust Agreement which shall initially be the Trustee.

     "CERTIFICATES" means the Mortgage-Backed Certificates issued pursuant to the Trust Agreement.

     "CLASS A BONDS" means the Bonds issued under the Indenture.

     "CLOSING DATE" means June 17, 1998.

     "CODE" means the Internal Revenue Code of 1986, including any successor or amendatory provisions.

     "COMPANY" means American Residential Eagle, Inc., a Delaware corporation, which, as of the Closing Date, owns all of the outstanding beneficial interests in the Issuer.

     "CONTROLLING CLASS" means the Class A Bonds.

     "CUSTODIAL AGREEMENTS" means the agreements between the Trustee, the Seller and each Custodian.

     "CUSTODIAN" means Bankers Trust Company of California, N.A., and Chase Bank of Texas, N.A., each as custodian under a Custodial Agreement.

     "CUT-OFF DATE" means, with respect to the Mortgage Loans, May 1, 1998.

     "CUT-OFF DATE PRINCIPAL BALANCE" means, as to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     "DEBT SERVICE REDUCTION" means, with respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     "DEBT SERVICE REDUCTION MORTGAGE LOAN" means any Mortgage Loan that became the subject of a Debt Service Reduction.

     "DEFICIENT VALUATION" means, with respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     "DELETED MORTGAGE LOAN" has the meaning ascribed thereto in Section 2(c)(iv) hereof.

     "DEPOSIT TRUST AGREEMENT" means the Deposit Trust Agreement, dated as of June 1, 1998, between the Company and the Owner Trustee, as such Deposit Trust Agreement may be amended or supplemented from time to time.

     "DISTRIBUTION ACCOUNT" means the Eligible Account or Accounts created and maintained with the Trustee pursuant to Section 8.02 of the Indenture, to which shall be remitted from time to time certain of the funds the Master Servicer has collected and deposited in the Bond Account with respect to the Mortgage Loans, as required hereunder and under the Indenture.

     "DISTRIBUTION ACCOUNT DEPOSIT DATE" means, as to any Distribution Date, the Withdrawal Date with respect thereto.

     "DISTRIBUTION DATE" means, with respect to the Bonds and the Investor Certificate, the 25th day of each calendar month after the initial issuance of the Bonds and the Investor Certificate or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June 1998.

     "DUE DATE" means, with respect to each Distribution Date, the date on which the monthly payment of principal and interest on such Mortgage Loan became due during the period beginning on the second day of the month preceding the month of such Distribution Date and ending on the first day of the month of such Distribution Date.

     "ELIGIBLE ACCOUNT" means any of (i) a segregated account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein and the long term debt obligations of which shall be rated AA or higher by S&P and Aa or higher by Moody's, or (ii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity acceptable to each Rating Agency, having capital and surplus not less than $100,000,000 or
(iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Master Servicer or the Trustee.

     "ESCROW ACCOUNT" means the Eligible Account or Accounts established and maintained pursuant to the applicable Servicing Agreement.

     "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

     "FHLMC" means Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     "FIRREA"   means  the  Financial   Institutions   Reform,   Recovery  and
Enforcement Act of 1989.

     "FNMA" means Fannie Mae, formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     "INDENTURE" means the trust indenture, dated as of the date hereof, between the Issuer and the Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms.

     "INDEPENDENT ACCOUNTANTS" shall have the meaning ascribed to such term under the Indenture.

     "INDEX" means, as to each Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

     "INSURANCE POLICY" means, with respect to any Mortgage Loan, any primary mortgage guaranty insurance policy or other insurance policy with respect to the Mortgage Loans, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     "INSURANCE PROCEEDS" means proceeds paid by an insurer pursuant to any Insurance Policy, other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     "INSURED EXPENSES" means amounts applied out of payments made by an insurer under an Insurance Policy to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

     "INVESTOR CERTIFICATE" shall have the meaning ascribed thereto in the Deposit Trust Agreement.

     "LIBOR" means, for each Accrual Period, the per annum rate established in accordance with the provisions of Section 3(h) of this Agreement.

     "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     "LIBOR DETERMINATION DATE" means the second LIBOR Business Day prior to the commencement of each Accrual Period for the Class A Bonds after the initial Accrual Period.

     "LIQUIDATED MORTGAGE LOAN" means with respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     "LIQUIDATION PROCEEDS" means amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Fees, Master Servicer Advances, Servicing Advances and Advances and net of any other unreimbursed expenses incurred in connection with liquidation or foreclosure.

     "LOAN-TO-VALUE RATIO" means, with respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     "MANAGEMENT AGREEMENT" means the management agreement dated as of June 1, 1998 between the Issuer and the Seller, as Manager.

     "MANAGEMENT FEE" means the compensation payable to the Seller under the Management Agreement which shall equal $1,000 per month.

     "MARGIN" means as to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note which is to be added to the Index in calculating the Mortgage Rate thereon.

     "MASTER SERVICER" means Norwest Bank Minnesota, National Association, a national banking association, and its successors and assigns, in its capacity as master servicer hereunder.

     "MASTER SERVICER ADVANCE" means the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Calculation Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     "MASTER SERVICER ADVANCE DATE" means as to any Distribution Date, the Withdrawal Date prior to such Distribution Date.

     "MASTER SERVICING DEFAULT" means a master servicing default as described under Section 7(a) of this Agreement.

     "MASTER SERVICING FEE" means as to any Distribution Date, the amount specified in Section 5(a) of this Agreement.

     "MASTER SERVICING FEE RATE" means, with respect to each Mortgage Loan, 0.0075% per annum.

     "MAXIMUM RATE" means as to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

     "MINIMUM RATE" means as to any Mortgage Loan, the minimum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

     "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Indenture, for purposes of Section 9(c) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Issuer and the Master Servicer.

     "MORTGAGE" means the mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     "MORTGAGE   DOCUMENTS"  mean  the  mortgage  documents  pertaining  to  a particular Mortgage Loan and delivered to the related Custodian pursuant to this Agreement and the related Custodial Agreement.

     "MORTGAGE LOAN" means such of the mortgage loans granted by the Issuer to the Trustee under the Indenture as security for the Bonds, as from time to time are held as part of the Trust Estate (including any REO Property), the Mortgage Loans so held being identified in the Schedule of Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

     "MORTGAGE LOAN PURCHASE AGREEMENT" means the mortgage loan purchase agreement dated as of June 1, 1998 among the Seller, the Company and the Issuer.

     "MORTGAGE NOTE" means the original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     "MORTGAGE RATE" means the annual rate of interest borne by a Mortgage Note from time to time.

     "MORTGAGED  PROPERTY" means the underlying  property  securing a Mortgage
Loan.

     "MORTGAGOR" means the obligor(s) on a Mortgage Note.

     "NET MORTGAGE RATE" means, as to any Mortgage Loan and Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the related Expense Fee Rate.

     "NONRECOVERABLE ADVANCE" means any portion of an Advance or Master Servicer Advance previously made or proposed to be made by the related Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the related Servicer or such Master Servicer, will not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds or otherwise.

     "OFFICER'S CERTIFICATE" means a certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the
Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Trustee as required by this Agreement.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for a Servicer, the Master Servicer or the Issuer, as applicable, including, in-house counsel, reasonably acceptable to the Trustee. Except as specifically provided herein, no Opinion of Counsel shall be at the expense of the Master Servicer.

     "ORIGINAL CLASS A PRINCIPAL AMOUNT" means $456,822,000.

     "ORIGINAL MORTGAGE LOAN" means the Mortgage Loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

     "ORIGINAL POOL PRINCIPAL BALANCE" means the Pool Principal Balance as of the Cut-off Date which is equal to $463,075,879.91.

     "OTS" means the Office of Thrift Supervision.

     "OUTSTANDING" shall have the meaning ascribed thereto in the Indenture.

     "OUTSTANDING MORTGAGE LOAN" means, as of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

     "OWNER TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

     "PERIODIC RATE CAP" means, as to any Mortgage Loan and any Adjustment Date, the maximum allowable percent increase to the related Mortgage Rate on any such Adjustment Date, as specified in the related Mortgage Note.

     "PERMITTED INVESTMENTS" means, at the time, any one or more of the following obligations and securities.

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

          (iii) commercial   paper   which   is  then  receiving  the  highest
     commercial paper rating of each Rating Agency;

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent such deposits are fully insured by the FDIC;

          (vi) repurchase obligations with respect to any security described in clauses (i) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause
     (iv) above;

          (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which have the highest rating of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities);

          (viii) interests in any money market fund which invests only in other Permitted Investments which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency;

          (ix) short term investment funds which invest only in other Permitted Investments sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which are rated by each applicable Rating Agency in their respective highest applicable rating category;

          (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each applicable Rating Agency as will not result in a change in the rating then assigned to the Bonds by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

          (xi) any mutual fund, money market funds, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any fund managed by the Master Servicer or any affiliate of the Master Servicer or any fund to which the Master Servicer or any affiliate of the Master Servicer acts as an advisor, provided that such fund has the highest applicable rating by each Rating Agency, provided, that no such instrument shall be a Permitted Investment if
          --------
     (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     "POOL PRINCIPAL BALANCE" means, with respect to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     "PREPAYMENT INTEREST SHORTFALL" means, as to any Distribution Date, Mortgage Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     "PRIMARY INSURANCE POLICY" means each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

     "PRINCIPAL AMOUNT" shall have the meaning ascribed thereto in the Indenture.

     "PRINCIPAL PREPAYMENT" means any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "PRINCIPAL PREPAYMENT IN FULL" means any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     "PROSPECTUS SUPPLEMENT" means the Prospectus Supplement dated June 15, 1998 relating to the Bonds.

     "PUD" means Planned Unit Development.

     "PURCHASE PRICE" means, with respect to the purchase of any Mortgage Loan from the Issuer an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month prior to the month in which the Purchase Price is to be distributed to Bondholders.

     "QUALIFIED INSURER" means a mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

     "RATING AGENCY" shall mean each of the Rating Agencies specified in the Indenture. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     "REALIZED LOSS" means, with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Liquidated Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Bondholders up to the Due Date in the month prior to the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus
(iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

     "REFINANCING MORTGAGE LOAN" means any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

     "RELIEF ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     "RELIEF ACT REDUCTIONS" means, with respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

     "REO PROPERTY" means a Mortgaged Property acquired by the Trust Estate through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     "REPLACEMENT MORTGAGE LOAN" means a Mortgage Loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the related Custodial Agreement, (i) have a principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 20% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1.0% per annum higher than, that of the Deleted Mortgage Loan and bear interest based on an Index that is Libor; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;
(iv) have a Mortgage Rate not lower than, and not more than 1.0% per annum higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than 36 months less than) that of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty set forth in Schedule III hereto.

     "REQUEST FOR RELEASE" means the Request for Release submitted by a Servicer or the Seller to the Trustee, substantially in one of the forms attached to the related Custodial Agreement, as appropriate.

     "REQUIRED INSURANCE POLICY" means with respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the related Servicing Agreement.

     "SAIF" means the Savings Association Insurance Fund, or any successor thereto.

     "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Indenture, for purposes of
Section 8(c) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

     "SCHEDULE  OF  MORTGAGE  LOANS"  means the  schedule  attached  hereto as
Schedule I listing the Mortgage Loans to be master serviced by the Master Servicer pursuant to this Agreement (as from time to time amended by the Issuer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement and
Section 8.04 of the Indenture) pledged to the Trustee as part of the Trust Estate and from time to time subject to this Agreement and the Indenture, setting forth the following information with respect to each Mortgage Loan:

          (i) the loan number;

          (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

          (iii) the maturity date;

          (iv) the original principal balance;

          (v) the Original Pool Principal Balance;

          (vi) the first payment date of the Mortgage Loan;

          (vii) the Scheduled Payment in effect as of the Cut-off Date;

          (viii) the Loan-to-Value Ratio at origination;

          (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling, (b) attached single family dwelling,
     (c) a dwelling in a PUD, (d) a condominium unit, (e) a two- to four-unit residential property or (f) a Cooperative Unit;

          (xi) the Mortgage Rate in effect as of the Cut-off Date;

          (xii) the Servicing Fee Rate;

          (xiii) the Maximum Rate and the Minimum Rate;

          (xiv) the Periodic Rate Cap;

          (xv) the Adjustment Date;

          (xvi) the Margin;

          (xvii) the purpose for the Mortgage Loan; and

          (xviii) the type of documentation program pursuant to which the Mortgage Loan was originated.

     Such schedule shall also set forth (a) the total of the amounts described under (iv) and (vii) above and (b) the weighted average, weighted on the basis of the Original Pool Principal Balance, of the amounts described under (xi) and (xii) above, in each case for all of the Mortgage Loans and shall indicate for each Mortgage Loan the applicable Custodian.

     "SCHEDULED PAYMENT" means the scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     "SELLER" means American Residential Investment Trust, Inc., a Maryland corporation, and its successors and assigns.

     "SERVICER" means any person acting as the Servicer pursuant to a Servicing Agreement.

     "SERVICING ACCOUNT" means the separate Eligible Account or Accounts created and maintained pursuant to each Servicing Agreement.

     "SERVICING ADVANCES" means all customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of any REO Property.

     "SERVICING AGREEMENT" means any agreement entered into by or assigned to the Seller relating to servicing and/or administration of Mortgage Loans as provided in Schedule V, including the Special Servicing Agreement.

     "SERVICING FEE" means, as to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan.

     "SERVICING FEE RATE" means, with respect to any Mortgage Loan, the per annum rate set forth in the Schedule of Mortgage Loans for such Mortgage Loan.

     "SERVICING OFFICER" means any officer of the Master Servicer or any Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer or any Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

     "SPECIAL SERVICER" means Ocwen Federal Bank FSB, as servicer under the Special Servicing Agreement.

     "SPECIAL SERVICING AGREEMENT" means the Reconstituted Special Servicing Agreement between Lehman Capital, A Division of Lehman Brothers Holdings, Inc., the Seller and the Special Servicer dated as of June 1, 1998, as assigned to the Trustee in respect of the Mortgage Loans and as amended and supplemented from time to time.

     "STATED MATURITY" shall have the meaning ascribed thereto in the Indenture.

     "STATED PRINCIPAL BALANCE" means, as to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     "SUBSTITUTION  AMOUNT" has the meaning  ascribed to such term pursuant to
Section 2(c)(iv).

     "TRUST AGREEMENT" means the Trust Agreement, dated as of June 1, 1998, between the Company and the Certificate Trustee, as such Trust Agreement may be amended or supplemented from time to time.

     "TRUST ESTATE" shall have the meaning ascribed to such term in the Indenture.

     "TRUST RECEIPT" means, as applicable, either the Initial Trust Receipt in the form of Exhibit One-A to a Custodial Agreement or the Final Trust Receipt in the form of Exhibit One-B to a Custodial Agreement.

     "TRUSTEE MORTGAGE FILE" means, with respect to each Mortgage Loan, the original documents and instruments relating thereto to be retained in the custody and possession of the related Custodian pursuant to the related Custodial Agreement.

     "WEIGHTED AVERAGE NET MORTGAGE RATE" means, as to any Distribution Date, the weighted average of the Net Mortgage Rates weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the related Due Date.

     "WITHDRAWAL DATE" means, with respect to a Distribution Date, one Business Day prior to such Distribution Date.

     2.   MORTGAGE DOCUMENTS.

          (a)  Trustee to Retain Possession of Documents  through  Custodians.
               --------------------------------------------------------------

               (i) Concurrently with the execution and delivery hereof, the Issuer has pledged, transferred and assigned to the Trustee for the benefit of the Bondholders and to the Certificate Trustee for the benefit of the Certificateholders for so long as all of the Bonds are held by the Certificate Trustee, as collateral for the payment of principal and interest on the Bonds, all right, title and interest of the Issuer in and to the Trust Estate for the Bonds, including the Mortgage Loans. Prior to or contemporaneous with the execution of this Agreement, or within the applicable time periods specified below, the Issuer shall have delivered or caused to be delivered to the applicable Custodian, with respect to each Mortgage Loan, all originals of the Mortgage Documents and any other instruments relating thereto specified in the related Custodial Agreements, including each item in the Trustee Mortgage File.

               In the event  that in  connection  with any  Mortgage  Loan the
          Issuer cannot deliver (A) the original recorded Mortgage, (B) all interim recorded assignments or (C) the lender's title policy (together with all riders thereto) satisfying the requirements set forth in the Custodial Agreements, concurrently with the execution and delivery hereof, the Issuer shall promptly deliver to the applicable Custodian, in accordance with the terms and conditions of the related Custodial Agreement, (x) in the case of (A) or (B) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage Loan and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than 90 days following the Closing Date, or, (y) in the case of (C) above, such title policy, no later than 90 days following the Closing Date; provided, however, that in the event the Issuer is unable to deliver
          --------  -------
          by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Issuer shall deliver such documents to the related Custodian as promptly as possible upon receipt thereof and, in any event, within 180 days following the Closing Date. The Issuer shall forward or cause to be forwarded to the related Custodian (I) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (II) any other documents required to be delivered by the Issuer to a Custodian. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Issuer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Issuer shall deliver to the related Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

               As promptly as practicable  subsequent to the Issuer's  pledge, transfer and assignment, and in any event within thirty (30) days thereafter, the Issuer shall (X) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (Y) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (Z) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Issuer has not received the information required to prepare such assignment in recordable form, the Issuer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Issuer need not cause to be recorded any assignment which relates to a Mortgage Loan the Mortgage Property relating to which is located in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel from local counsel, delivered by the Issuer (at the Issuer's expense) to the Trustee in accordance with Section 3.11 of the Indenture, the recordation of such assignment is not necessary to protect the Trustee's and the Bondholders' interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any legal opinions, each assignment of Mortgage shall be recorded upon the earliest to occur of (I) a default under the Indenture, or (II) any bankruptcy, insolvency or foreclosure with respect to the related Mortgagor.

               In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Issuer, in lieu of delivering the above documents to the related Custodian, will deposit in the Bond Account the portion of such payment that is required to be deposited in the Bond Account pursuant to Section 3(g).

               Until the Bonds have been paid in full and the Issuer has otherwise fulfilled its obligations under the Indenture, each Custodian shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the related Custodial Agreement, the Indenture and this Agreement.

               (ii) On the Closing Date, the Trustee shall receive a Trust Receipt from each Custodian, whereby the Custodian acknowledges receipt of the documents identified in the applicable Trust Receipt and declares that it holds and will hold such documents and the other documents delivered to it constituting the Trustee Mortgage Files in trust for the exclusive use and benefit of the Trustee, as the holder of the Trust Receipts acting on behalf of all present and future Bondholders. The related Custodian acknowledges that it will maintain possession of the Mortgage Notes in the State provided in the applicable Custodial Agreement, unless otherwise permitted by the Trustee and the Rating Agencies.

               Each Custodian has agreed, pursuant to the related Custodial Agreement, to execute and deliver on the Closing Date to the Issuer, the Master Servicer, the Seller and the Trustee a Trust Receipt constituting an initial such receipt in the form attached to the related Custodial Agreement. Based on its review and examination required by and in accordance with the applicable Custodial Agreement, and only as to the documents identified in such initial certification, the related Custodian acknowledges that such documents appear regular on their face and relate to the specified Mortgage Loan; provided that the related Custodian shall be under no obligation to ascertain that, except as therein provided, any information set forth in said Trust Receipt is accurate. Neither the Trustee nor the related Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

               Not later than 180 days after the Closing Date, each Custodian shall deliver to the Trustee the applicable Trust Receipt in final form, with any applicable exceptions noted thereon.

               If, in the course of its review, a Custodian finds any document constituting a part of a Trustee Mortgage File which does not meet the requirements of the applicable Custodial Agreement, such Custodian shall list such as an exception in the Trust Receipt; provided, however, that such Custodian shall not make any
          --------    -------
          determination as to whether (A) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (B) that any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Subject to the time extensions for certain documents set forth in subclause (i) above, the Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (I) substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2(c)(iv), or (II) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan. Any such substitution pursuant to clause (I) above shall not be effected prior to the delivery to the related Custodian of a Request for Release. The Purchase Price for any such Mortgage Loan purchased pursuant to clause (II) shall be deposited by the Seller in the Bond Account on or prior to the applicable Withdrawal Date in the month following the month of purchase and, upon the making of such deposit and the delivery of related Request for Release, the related Custodian shall release the related Trustee Mortgage File to the Seller and shall execute and deliver at Issuer's request such instruments of transfer or assignment prepared by the Issuer and the Trustee, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Issuer's and the Trustee's interest in any Mortgage Loan released pursuant hereto.

               Each Custodian shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the related Custodial Agreement. The Issuer or the Trustee shall promptly deliver to the related
          Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Trustee Mortgage File as come into the possession of the respective Issuer or Trustee from time to time.

               It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements set forth in the related Custodial Agreement shall constitute the sole remedy respecting such defect available to the Trustee and any Bondholder against the Seller.

          (b)  Trustee  and  Custodians  to  Cooperate;  Release   of  Trustee
               ---------------------------------------------------------------
Mortgage Files.
--------------

               (i) The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee has acquired and holds a security interest in the Trustee Mortgage Files and in all Mortgage Loans represented by such Trustee Mortgage Files and in all funds now or hereafter held by, or under the control of, the Master Servicer that are collected by the Master Servicer in connection with the Mortgage Loans, whether as Scheduled Payments, as Principal Prepayments, or as Liquidation Proceeds or Insurance Proceeds, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any Master Servicing Fees and any other amounts or reimbursements to which the Master Servicer is entitled under this Agreement). The Master Servicer agrees that so long as the Mortgage Loans are assigned to the Trustee, all Trustee Mortgage Files (and any documents or instruments constituting a part of such files), and such funds which come into the possession or custody of, or which are subject to the control of, the Master Servicer shall be held by the Master Servicer for and on behalf of the Trustee as the Trustee's agent and bailee for purposes of perfecting the Trustee's security interest therein, as provided by Section 9-305 of the Uniform Commercial Code of the State in which such property is located, or by other laws, as specified in Section 8.10 of the Indenture. The Master Servicer hereby accepts such agency and acknowledges that the Trustee, as secured party, will be deemed to have possession at all times of all Trustee Mortgage Files and any other documents or instruments constituting a part of such files, such funds and other items for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such property may be held by the Master Servicer. Notwithstanding such appointment of the Master Servicer as agent, the Trustee agrees to execute all satisfactions of Mortgages. The Master Servicer also agrees that it shall not create, incur or subject any Trustee Mortgage File or other documents relating to a Mortgage Loans which are in the possession of the Master Servicer with respect to each Mortgage Loan or any funds that are deposited in the Distribution Account, the Bond Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Bondholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance (other than the claims of the Bondholders), or assert by legal action or otherwise any claim or right of set-off against any such Trustee Mortgage File or any funds collected or held by, or under the control of, the Master Servicer from time to time in respect of a Mortgage Loan.

               (ii) Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, or for any other servicing procedure to be performed in connection with a Mortgage Loan, the related Servicer will immediately notify the Trustee by delivering, or causing to be delivered, a Request for Release, all in accordance with Section 8.08(c) of the Indenture. Upon receipt of such request, the Trustee shall promptly notify the related Custodian, who will release the related Trustee Mortgage File to the Servicer in accordance with the terms of the applicable Custodial Agreement. Subject to the further limitations set forth below, the related Servicer shall cause the Trustee Mortgage File or documents so released to be returned to the Trustee when the need therefor by the related Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Bond Account, in which case the related Servicer shall deliver to the Trustee a Request for Release, signed by a Servicing Officer of the related Servicer.

               If the related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by the related Servicing Agreement, the related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          (c)   Representations,   Warranties  and  Covenants  of  the  Master
                --------------------------------------------------------------
Servicer, the Seller and the Issuer.
------------------------------------

               (i) Norwest Bank Minnesota, National Association, in its capacity as Master Servicer, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Issuer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

               (ii)  The  Seller  has  made  in  the  Mortgage  Loan  Purchase
          Agreement  the  representations  and  warranties  as  set  forth  in
          Schedule III hereto, as of the Closing Date, or if so specified therein, as of the Cut-off Date, and such representations and warranties, and the obligations associated therewith, have been assigned to the Issuer and the Trustee;

               (iii) The Issuer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Trustee and the Master Servicer, as of the Closing Date.

               (iv) Upon discovery by any of the parties hereto, of a breach of a representation or warranty described in Section 2(c)(ii) (without regard to any limitation regarding the knowledge of the Seller contained therein) that materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Seller has covenanted in the Mortgage Loan Purchase Agreement to comply with the following: within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of the Seller contained therein) made pursuant to Section 2(c)(ii) which materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders, in any Mortgage Loan, the Seller shall cure such breach in all material respects, and if such breach is not so cured, shall, (A) remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Estate and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2(c); or (B) purchase the affected Mortgage Loan or Mortgage Loans from the Issuer (with the Trustee releasing its lien thereon) at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (A) above shall not be effected prior to the delivery to the Trustee of a Request for Release for the Deleted Mortgage Loan Trustee Mortgage File, and the delivery to the applicable Custodian of the Trustee Mortgage File for any such Replacement Mortgage Loan. The Seller shall promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.

               With respect to the representations and warranties described in this Section 2(c) which are made to the best of the Seller's knowledge, if it is discovered by either the Issuer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of any Mortgage Loan, or the interests of the Bondholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

               With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the applicable Custodian for the benefit of the Bondholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by the applicable Custodial Agreement, with the Mortgage Note endorsed and the Mortgage assigned as required by Custodial Agreement. No substitution is permitted to be made in any calendar month after the Withdrawal Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, Available Funds will include the monthly payment due on any Deleted Mortgage Loans for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loans.

               The Issuer shall amend the Schedule of Mortgage Loans for the benefit of the Bondholders to reflect the removal of such Deleted Mortgage Loans and the substitution of the Replacement Mortgage Loans and the Issuer shall deliver the amended Schedule of Mortgage Loans to the Trustee. Upon such substitution, the Replacement Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to
          Section 2(c)(ii) with respect to such Mortgage Loans. Upon any such substitution and the deposit to the Bond Account of the amount
          required  to  be   deposited   therein  in   connection   with  such
          substitution as described in the following paragraph, the Trustee shall release the Trustee Mortgage File held for the benefit of the Bondholders relating to such Deleted Mortgage Loans to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2(c).

               For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Amount") shall be deposited into the Bond Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became replaced hereunder.

               In the event that the Seller shall have purchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Bond Account pursuant to Section 3(g) and in compliance with the provisions of Section 8.04 of the Indenture on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release, the Trustee shall release the related Trustee Mortgage File held for the benefit of the Bondholders to the Seller, and the Trustee shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee pursuant to Sections 8.08(c) and 8.12 of the Indenture. It is understood and agreed that the obligation under this Agreement of the Seller to cure, purchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Bondholders or the Trustee on their behalf.

               The  representations  and  warranties  made  pursuant  to  this
          Section 2(c) shall survive delivery of the respective Trustee Mortgage Files to the Custodians for the Trustee for the benefit of the Bondholders.

          (d)  Covenants of the Master Servicer.
               --------------------------------

     The Master Servicer hereby covenants to the Issuer and the Trustee that no written information, certificate of an officer, statement furnished in writing or written report delivered to the Issuer, any affiliate of the Issuer or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

     3.   GENERAL DUTIES OF THE MASTER SERVICER.

          (a)  Master Servicer to Master Service Mortgage Loans.
               ------------------------------------------------

     The parties agree that, subject to the provisions of Section 7 hereof, the Master Servicer shall master service the Mortgage Loans in accordance with the terms of this Agreement. In that regard, the Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans by each Servicer pursuant to the terms of its Servicing Agreement, on behalf of the Issuer and the Trustee and for the benefit of the Bondholders, in accordance with this Agreement and applicable laws and regulations and giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers. In addition, the Master Servicer shall
(i) oversee and consult with each Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive and review all reports, information and other data and documents provided to the Master Servicer by each Servicer and (iii) otherwise exercise its best efforts, as more fully set forth in Section 3(b), to cause each Servicer to perform and observe the covenants, obligations and conditions required to be performed under its Servicing Agreement.

     Subsections (j), (k), (l), (m), (n) and (p) of this Section 3 describe, in summary form, provisions of the Servicing Agreements with the various
Servicers who will service the Mortgage Loans. To the extent that any Servicing Agreement conflicts with the summaries set forth in this Agreement, the provisions of the applicable Servicing Agreement will govern. These subsections are for informational purposes only and do not establish responsibilities and shall not be construed to impose any obligations or duties on any Person, including, in particular, the Master Servicer or any Servicer.

          (b)  Servicing; Enforcement of the Obligations of Servicers.
               ------------------------------------------------------

               (i) The Seller has entered into or is the assignee of the Servicing Agreements listed on Schedule V hereto, and on the Closing Date it assigned all of its right, title and interest in and to such Servicing Agreements to the Issuer. The Issuer, the Trustee and the Bondholders, by their purchase and acceptance of the Bonds, acknowledge and agree that the Mortgage Loans shall be serviced by the Servicers in accordance with the terms and provisions of the Servicing Agreements and authorize the Master Servicer to enforce the Servicing Agreements pursuant to the terms of this Agreement. The Seller has (A) provided to each Servicer notice of the assignment of the related Servicing Agreement to the Issuer, in accordance with the provisions of such Servicing Agreement, and of the appointment of Norwest as Master Servicer hereunder, and has instructed each Servicer to remit all amounts required to be paid to the owner of the related Mortgage Loans under its Servicing Agreement to the Master Servicer, and (B) has received from each Servicer acknowledgement of such assignment and appointment and of the Master Servicer's authority to enforce the related Servicing Agreement on behalf of the Trust and such Servicer's agreement to remit all such amounts to the Master Servicer.

               (ii) (A) Each Servicing Agreement requires the applicable Servicer to service the Mortgage Loans in accordance with the provisions thereof. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Any fees and other amounts payable to such Servicers shall be deducted from amounts remitted to the Master Servicer by the applicable Servicer and shall not be an obligation of the Issuer or the Trust Estate. As part of its master servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Bondholders, shall use its best reasonable efforts to enforce the obligations of each Servicer under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans;
          provided, that, the Master Servicer shall be entitled to be reimbursed for the costs and expenses associated with any such enforcement (X) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan, (Y) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed, and (Z) if the amounts described in the preceding clauses (X) and (Y) are insufficient to reimburse the Master Servicer for all amounts so advanced, then the outstanding amount of any such advance shall be reimbursable out of amounts distributable to the Master Servicer out of the Distribution Account pursuant to Section 2(b) of the Indenture.

          (c)  Successor Servicers.
               -------------------

               (i) The Issuer as owner of the Mortgage Loans and the Trustee as lienholder with respect thereto, pursuant to the Servicing Agreements, hereby authorize and appoint the Master Servicer as their agent to exercise all rights of the party entitled to exercise ownership rights with respect to the Mortgage Loans in accordance with the terms of the Servicing Agreements, including, without limitation, the power to terminate the Servicing Agreements and the related Servicers according to the terms and conditions of such Servicing Agreements, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall either act as servicer of the related Mortgage Loans in accordance with the terms of the related Servicing Agreement (with such modifications as described in this Agreement) or enter into a Servicing Agreement with a successor Servicer acceptable to the Trustee which will be bound by the terms of the related Servicing Agreement in accordance with the terms of related Servicing Agreement (with such modifications as described in this Agreement).

               Notwithstanding   the   foregoing   provisions  to  the  extent
          applicable to termination of the rights and obligations of the Special Servicer, the Directing Holder, if any, shall have the rights accorded to it under the Special Servicing Agreement.

               (ii) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

               (iii) Notwithstanding the provisions of this Section 3 or of any Servicing Agreement, the Master Servicer shall be under no obligation, either as Master Servicer or as successor Servicer under a Servicing Agreement, to purchase any Mortgage Loan.

          (d)  Reserved.
               --------

          (e)  Rights of the  Issuer  and  the  Trustee  in  Respect  of  the
               --------------------------------------------------------------
Master Servicer.
---------------

     The Issuer may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Issuer or its designee. Neither the Trustee nor the Issuer shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Issuer be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          (f)  Trustee to Act as Master Servicer.
               ---------------------------------

     In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicing Default), unless a successor Master Servicer acceptable to the Trustee has been appointed, the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter, except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3(g)(viii) or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Servicing Advances or Master Servicing Advances if it is prohibited from doing so by applicable law, or (iii) deemed to have made any representations and warranties of the Master Servicer hereunder. Any such assumption shall be subject to Section 7(b). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicing Default), unless a successor Master Servicer acceptable to the Trustee has been appointed, the Trustee or its successor shall succeed to any rights of the Master Servicer under this Agreement and any obligations of the Master Servicer under this Agreement arising thereafter including, with respect to the Servicing Agreements, all rights and obligations of the Master Servicer related thereto as contemplated by Section 3(b).

          (g)  Collection   of   Mortgage   Loan   Payments;   Bond   Account;
               ---------------------------------------------------------------
Distribution Account.
--------------------

               (i) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Servicing Agreements from the related Servicers.

               (ii) The Master Servicer shall establish and maintain a Bond Account, which shall be an Eligible Account, into which the Master Servicer shall deposit or cause to be deposited on a daily basis, or to the extent same day deposit is unavailable, within one Business Day of receipt, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                    (A) all  payments on account of  principal on the Mortgage
               Loans,   including  Principal  Prepayments  and  the  principal
               component of any Advance remitted to it by the Servicers;

                    (B) all  payments on account of  interest on the  Mortgage
               Loans, net of the sum of the related Servicing Fee, and the interest component of any Advance remitted to it by the Servicers;

                    (C) all Insurance Proceeds and Liquidation Proceeds;

                    (D) any other  payments,  collections  and  other  amounts remitted to it by a Servicer pursuant to the related Servicing Agreement in respect of the Mortgage Loans, including Compensating Interest;

                    (E) any amount  required to be  deposited by the Seller in connection with any realized losses on Permitted Investments pursuant to subclause (viii) of this Subsection;

                    (F) all  Purchase  Prices  from the  Seller  or any  other person and all Substitution Amounts;

                    (G) all  Master  Servicing  Advances  made  by the  Master
               Servicer pursuant to Section 4;

                    (H) any  amount  contributed  by the Issuer to be used for payment of principal and/or interest on the Bonds for any other purpose identified by the Issuer; and

                    (I) any other amounts required to be deposited hereunder.

               The  foregoing   requirements  for  remittance  by  the  Master
          Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, but excluding prepayment penalties, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Bond Account to withdraw such amount from the Bond Account, any provision herein to the contrary notwithstanding. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this subsection. All funds deposited in the Bond Account shall be held in trust for the Bondholders until withdrawn in accordance with the subclauses of this subsection.

               (iii)  The  Master   Servicer   may  from  time  to  time  make
          withdrawals from the Bond Account for the following purposes:

                    (A) to pay the Master  Servicer the Master  Servicing  Fee
               and to reimburse the Master Servicer or Servicer, as applicable, for unreimbursed Master Servicer Advances, Advances, or Servicing Advances made by it, such right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) (including Insurance Proceeds and Liquidation Proceeds) in respect of which any such Master Servicer Advance, Advance or Servicing Advance was made;

                    (B) to reimburse the related  Servicer or Master  Servicer for any Nonrecoverable Advance previously made;

                    (C) to pay to the purchaser, with respect to each Mortgage
               Loan or property acquired in respect thereof that has been purchased pursuant to any Section of this Agreement, all amounts received thereon after the date of such purchase, except as otherwise herein provided;

                    (D) to withdraw  any amount  deposited in the Bond Account and not required to be deposited therein;

                    (E) to withdraw  investment earnings payable to the Master
               Servicer;

                    (F) on each  Withdrawal  Date  to  withdraw  the  Interest
               Remittance Amount and the Principal Remittance Amount for such Distribution Date, to the extent on deposit, and remit such amount to the Distribution Account; and

                    (G)  to  clear  and   terminate   the  Bond  Account  upon
               termination of this Agreement pursuant to Section 8(a).

               The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Bond Account pursuant to such subclauses (A), (B) and (D). Prior to making any withdrawal from the Bond Account pursuant to subclause (B), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Master Servicer Advance, Advance, or Servicing Advance determined by the Master Servicer or the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s).

               (iv) On each Withdrawal Date, after payment of any amounts described in clauses (A) through (E) of Section 3(g)(iii) of this Agreement, the Master Servicer will withdraw from the Bond Account the Interest Remittance Amount and the Principal Remittance Amount for the related Distribution Date, and will deposit such amount in the Distribution Account.

               (v) Reserved.

               (vi) On the first Distribution Date, in June, 1998, the Master Servicer shall withdraw and deposit in the Distribution Account the amounts set forth in Schedule VI hereof.

               (vii) On each Distribution Date beginning in July, 1998, the Master Servicer shall instruct the Trustee to distribute the funds on deposit in the Distribution Account, and the Trustee upon being so instructed will distribute such funds on each such Distribution Date, in the various amounts, to the several parties and in the order of priority set forth in Section 2(b) of the Indenture and as set forth in the Master Servicer's instructions.

               (viii) Each institution at which the Bond Account is maintained may invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Withdrawal Date with respect to available funds to be withdrawn on that date and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Bondholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Bond Account shall be for the benefit of the Master Servicer and shall be retained or withdrawn by it monthly as provided herein. The amount of any realized losses in the Bond Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Bond Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Bond Account and made in accordance with this subsection.

               (ix) The Master Servicer shall give notice to the Trustee, the Issuer and each Rating Agency of any proposed change of the location of the Bond Account not later than 30 days and not more than 45 days prior to any change thereof.

          (h)  Determination of LIBOR.
               ----------------------

               (i) With respect to the Class A Bonds, LIBOR will be determined as follows:

               On the second LIBOR Business Day prior to the commencement of each Accrual Period after the Initial Accrual Period for the Class A Bonds (each a "LIBOR Determination Date"), the Master Servicer will determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR
          Determination Date, and promptly advise the Trustee of its determination, as follows:

                    (A) If on any LIBOR  Determination Date two or more of the
               Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

                    (B) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or
               (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (I) the rate per annum which the Master Servicer determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Master Servicer are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (II) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Master Servicer are quoting on such LIBOR Determination Date to leading European banks; and

                    (C) If on any LIBOR Determination Date the Master Servicer
               is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (B) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date.

               (ii) The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Bond Interest Rate for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Master Servicer may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

               (iii) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London, England, (ii) whose quotations appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee shall use its best efforts to designate alternate Reference Banks.

               (iv) If (A) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (i)(C) of this Section and (B) on the next succeeding LIBOR Determination Date LIBOR would, without giving effect to this paragraph (iv), be determined pursuant to such clause (i)(C), then the Trustee shall select an alternative interest rate index over which the Trustee has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and the Trustee shall direct the Master Servicer to use such alternative interest rate index for calculating LIBOR for all purposes hereof.

          (i)  Master Servicer Monthly Data.
               ----------------------------

     Not later than each Distribution Date, the Master Servicer shall prepare and forward to the Trustee, the Issuer and each Rating Agency a statement (each, a "Distribution Date Statement") setting forth with respect to the related distribution:

               (i) the amount thereof allocable to principal on the Bonds, separately identifying the aggregate amount of any Principal
          Prepayments and Liquidation Proceeds in respect of the Mortgage Loans included therein;

               (ii) the amount thereof allocable to interest on the Bonds;

               (iii) if the distribution to the Holders of the Bonds is less than the full amount that would be distributable to such Holders pursuant to the terms of the Bonds and the Indenture on such Distribution Date if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Principal Amount of the Bonds after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Principal  Balance for the following  Distribution
          Date;

               (vi) the amount of the Servicing Fees paid to or retained by the Servicers (with respect to the Servicers, in the aggregate) with respect to such Distribution Date;

               (vii) the Bond Interest Rate for the Class A Bonds with respect to such Distribution Date;

               (viii) the amount of Advances and Master Servicing Advances included in the distribution on such Distribution Date and the aggregate amount of Advances and Master Servicing Advances outstanding as of the close of business on such Distribution Date;

               (ix) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure)
          (1) 30 to 59 days (2) 60 to 89 days and (3) 90 or more days and (B) in foreclosure and delinquent (1) 1 to 29 days (2) 60 to 89 days and
          (3) 90 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (x) for each of the preceding 3 calendar months, or all calendar months since the Cut-off Date, whichever is less and in each case ending with the calendar month prior to the month of such Distribution Date, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Calculation Date preceding such Distribution Date and the date of acquisition thereof;

               (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Calculation Date preceding such Distribution Date;

               (xiii) the aggregate amount of Realized Losses incurred during the preceding calendar month;

               (xiv) all amounts required to be reported to Certificate Trustee pursuant to Sections 4.03 and 4.05 of the Trust Agreement and all amounts of distributions and deposits and withdrawals to be made by the Certificate Trustee pursuant to Article V of the Trust Agreement.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish to each Person who at any time during the calendar year was a Bondholder and has provided a written request for such information, a statement containing the information set forth in subclauses
(i), (ii) and (vi) of this subsection aggregated for such calendar year or applicable portion thereof during which such Person was a Bondholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in effect.

     The Master Servicer upon request, as required by law, shall supply to the Trustee at least fifteen calendar days prior to any applicable filing date prescribed by law of Internal Revenue Service regulation, and the Trustee, as agent for the Issuer, and upon receipt from the Master Servicer, shall transmit by mail to each Bondholder, as such Bondholder's name and address appears in the Bond Register, and to the Internal Revenue Service, within the time limits prescribed by law, the amount of interest and original issue discount (which original issue discount shall be calculated by the Master Servicer), if any, paid or accrued with respect to Bonds held by such Bondholder.

     As required by the Code or the Treasury regulations thereunder, the Master Servicer shall supply to the Trustee and the Trustee and upon receipt from the Master Servicer, shall transmit by mail to each Bondholder appropriate tax accounting information, and any other tax accounting information that a Bondholder reasonably requests, to enable it to prepare its tax returns.

          (j)  Standard Hazard and Flood Insurance Policies.
               --------------------------------------------

     For each Mortgage Loan, the Servicer shall maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Any amounts collected by any Servicer, under any insurance policies maintained pursuant to this subsection (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Bond Account, subject to withdrawal pursuant to Section 3(g). Any cost incurred by any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; PROVIDED, HOWEVER, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Bondholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 3(g).

          (k)  Presentment of Claims and Collection of Proceeds.
               ------------------------------------------------

     Each Servicer shall (to the extent provided in the applicable Servicing Agreement) to, prepare and present on behalf of the Trustee and the Bondholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to a Servicer and remitted to the Master Servicer in respect of such policies or bonds shall be promptly deposited in the Bond Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

          (l)  Maintenance of the Primary Mortgage Insurance Policies.
               ------------------------------------------------------

               (i) No Servicer shall take (consistent with the applicable Servicing Agreement) any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Servicer, would have been covered thereunder. The Servicer shall use its best reasonable efforts to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Bonds and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

               (ii) The Servicer agrees to present, on behalf of the Trustee and the Bondholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3(g), any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3(g).

          (m)  "Due-on-Sale" Clauses; Assumption Agreements.
               --------------------------------------------

     To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Servicers shall enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

          (n)  Realization Upon Defaulted Mortgage Loans.
               -----------------------------------------

     Subject to the provisions of the Special Servicing Agreement, the Special Servicer shall use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

          (o)  REO Property.
               ------------

               (i) In the event the Trust Estate acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Bondholders. Subject to the provisions of the Special Servicing Agreement, the Special Servicer shall use its reasonable best efforts to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Special Servicer shall protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement.

               (ii) The Special Servicer shall deposit or cause to be deposited all funds collected and received in connection with the operation of any REO Property in the Bond Account.

               (iii) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

               (iv) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above and in the Special Servicing Agreement, shall be deposited in the Bond Account on or prior to the Calculation Date in the month following receipt thereof (and the Servicer shall provide prompt written notice to the Master Servicer upon such deposit) and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the Distribution Account on the next succeeding Distribution Date.

          (p)  Collection of Taxes, Assessments and Similar Items.
               --------------------------------------------------

               (i) To the extent provided in the applicable Servicing Agreement, each Servicer shall establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which any Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an "Escrow Account") and shall deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, Standard Hazard Insurance Policy premiums or any comparable items for the account of the Mortgagors. Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the applicable Servicing Agreement. Each Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by such Servicer. The Master Servicer shall make (or cause to be made) to the extent provided in the applicable Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 3(g) or otherwise.

               (ii) Costs incurred by the Master Servicer or by Servicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; PROVIDED, HOWEVER, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Bondholders. Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable by the Master Servicer pursuant to Section 2(b) of the Indenture.

          (q)  Annual Officer's Certificate as to Compliance.
               ---------------------------------------------

               (i) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 1999, a Servicing Officer's Certificate, certifying that with respect to the period ending on the immediately preceding December 31: (A) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (B) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (C) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (D) the Master Servicer has received from each Servicer such Servicer's annual certificate of compliance and a copy of such Servicer's annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report .

               (ii) Copies of such statements shall be provided to any Bondholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (A) the Master Servicer shall have failed to provide the Trustee with such statement or (B) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

          (r)  Annual  Independent  Public  Accountants'  Servicing Statement;
               ---------------------------------------------------------------
Financial Statements.
--------------------

     Pursuant to the Servicing Agreements, on or before 120 days after the end of each Servicer's fiscal year, commencing with its 1998 fiscal year, each Servicer at its expense is required to cause a nationally recognized firm of independent public accountants (who may also render other services to a Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer to the effect that such firm has examined certain documents and records relating to the servicing of Mortgage Loans under the related Servicing
Agreement or of mortgage loans under servicing agreements substantially similar to the related Servicing Agreement (such statement to have attached thereto a schedule setting forth the servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages serviced for FNMA and FHLMC requires it to report. Copies of such statement shall be provided by each Servicer to the Master Servicer who will, (i) in turn provide such statements to the Trustee and the Issuer and (ii) notify the Trustee and the Issuer of the failure of any Servicer to provide such statements as required under the applicable Servicing Agreement.

          (s)  Master  Servicer  Fidelity  Bond and Master Servicer Errors and
               ---------------------------------------------------------------
Omissions  Insurance Policy.
---------------------------

     The Master Servicer shall obtain and maintain in force (i) a policy or policies of insurance covering errors and omissions on the performance of its obligations as Master Servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond. The coverage under each such policy and bond shall be in such an amount as is customary therefor for the business of master servicing residential mortgage loans.

          (t)  Access to Certain Documentation and Indemnification.
               ---------------------------------------------------

     The Master Servicer shall afford the Issuer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans within the Master Servicer's possession and all accounts, insurance information and other matters relating to this Agreement maintained by the Master Servicer, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or reasonably accessible to it pursuant to the Servicing Agreements. The Master Servicer shall also provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Bonds and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans within the possession of the Master Servicer (or reasonably accessible to it pursuant to the Servicing Agreements) and required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3(t) shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3(t) as a result of such obligation shall not constitute a breach of this Section 3(t).

          (u)  Solicitation of Bids.
               --------------------

     On any Distribution Date on which the Pool Principal Balance is equal to 10% or less of the initial Pool Principal Balance, upon the Master Servicer's receipt of written notice of election by the Servicer, pursuant to the Indenture, to direct the Master Servicer to solicit bids for the Mortgage Loans. The Master Servicer will proceed as soon as practicable to obtain three bids from the dealer firms specified to it by the Issuer. The Master Servicer will deliver the three bids to the Trustee promptly upon receipt. If the purchase price would be less than the Minimum Purchase Price, the Master Servicer may be directed by the Servicer to continue to solicit bids as described above, at quarterly intervals, until a bid at least equal to the Minimum Purchase Price is received.

     4.   ADVANCES.

     The Master Servicer shall determine on or before each Master Servicer Advance Date whether any Servicer has failed to make any Advance of any Scheduled Payment of principal and interest required to be made by such Servicer pursuant to the terms of its Servicing Agreement. If the Master Servicer determines that any such Servicer has failed to make any such required Advance the Master Servicer shall make such Advance (a "Master Servicer Advance") on or before the Master Servicer Advance Date, by either
(i) depositing into the Bond Account an amount equal to the Master Servicer Advance or (ii) making an appropriate entry in its records relating to the Bond Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Master Servicer Advance (any funds so applied shall be replaced by the Master Servicer by deposit in the Bond Account no later than the close of business on the next Master Servicer Advance Date); provided, however, in no event shall the Master Servicer be required to make any Master Servicer Advance that the Master Servicer determines would constitute a Nonrecoverable Advance. The Master Servicer shall be entitled to be reimbursed from the Bond Account for all Master Servicer Advances of its own funds made pursuant to this Section 4 as provided in Section 3(g). The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

     The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Master Servicer Advance determined by the Master Servicer to be a Nonrecoverable Advance.

     5.   MASTER SERVICING COMPENSATION AND EXPENSES.

          (a)  Master Servicer Compensation.
               ----------------------------

     As compensation for its activities hereunder, in addition to any investment earnings on the Bond Account, the Master Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) to retain or withdraw from the Bond Account an amount equal to the Master Servicing Fee for such Distribution Date.

     The Master Servicer shall be required to pay all internal costs and expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          (b)  Servicer Compensation.
               ---------------------

     As compensation for its activities under its Servicing Agreement, each Servicer shall be entitled to retain out of each payment of interest on a Mortgage Loan (or portion thereof) an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment as provided in the related Servicing Agreement.

     Additional servicing compensation in the form of assumption fees, late payment charges and such other amounts as may be provided in the Servicing Agreements shall be retained by the Servicers to the extent provided in the related Servicing Agreement. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of any premium for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement and its Servicing Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in its Servicing Agreement and not inconsistent with this Agreement.

     6.   MASTER SERVICER.

          (a)  Liabilities of the Master Servicer.
               ----------------------------------

     The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

          (b)  Merger or Consolidation of the Master Servicer.
               ----------------------------------------------

     Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified to act as Master Servicer hereunder and shall have a net worth of not less than $15,000,000.

          (c)  Resignation of Master Servicer.
               ------------------------------

     Except as otherwise provided in subsections (b) and (d) hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Bonds or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Depositor.

          (d)  Assignment or Delegation  of  Duties  by  the  Master Servicer.
               --------------------------------------------------------------

     Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; PROVIDED, HOWEVER, that the Master Servicer shall have the right without the prior written consent of the Trustee, the Issuer or the Rating Agencies to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Issuer and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to provision hereof, shall thereafter be payable to such successor master servicer.

          (e)  Limitation  on  Liability  of the Master  Servicer  and Others.
               --------------------------------------------------------------
Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller hereby agrees to, and does hereby indemnify and hold harmless the Master Servicer each of its directors, officers, employees and agents, and its and their respective successors and assigns, as applicable, from and against any and all losses, liabilities, claims, charges, damages, fines, penalties, judgments, actions, suits, costs and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and expenses and reasonable fees and expenses of experts) imposed on, incurred by, or asserted against the Master Servicer or any of its directors, officers, employees, agents, or any of their respective successors or assigns, in any way related to or arising out of this Agreement other than any such loss, liability or claim resulting solely from the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder. This indemnification will survive the termination of the Master Servicer or this Agreement. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; PROVIDED, HOWEVER, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Bondholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate and the Master Servicer shall be entitled to be reimbursed therefor out of the Bond Account as provided by
Section 3(g).

     The Master Servicer shall not be liable for any acts or omissions of any Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant.

     7.   MASTER SERVICING DEFAULT; TERMINATION AND LIABILITIES.

          (a)  Master Servicing Default.
               ------------------------

     Any of the following acts or occurrences shall constitute a Master Servicing Default by the Master Servicer under this Agreement:

               (i) any failure by the Master Servicer to deposit in the Bond Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for three days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Issuer or to the Master Servicer, the Trustee and the Issuer by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds; or

               (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Issuer or to the Master Servicer, the Trustee and the Issuer by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds provided that such 30 day period shall be extended by an additional 30 days upon delivery by the Master Servicer to the Trustee and the Issuer of written notice of the steps being taken by the Master Servicer to remedy such failure; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) any failure of the Master Servicer to make any Master Servicer Advance in the manner and at the time required to be made pursuant to Section 4 which continues unremedied for a period of one Business Day after the date of such failure.

     If a Master  Servicing  Default  described  in clauses (i) to (v) of this
Section 7(a) shall occur, then, and in each and every such case, so long as such Master Servicing Default shall not have been remedied the Trustee may, and shall at the direction of the Holders of Bonds representing more than 50% of the aggregate Principal Amount of Bonds, by notice in writing to the Master Servicer (with a copy to each Rating Agency), and in addition to any other rights the Trustee may have on behalf of the Bondholders as a result of such Master Servicing Default, terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Trustee pursuant to clauses (i), (iii) and (v) of Section 3(g). If a Master Servicing Default described in clause (vi) shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Issuer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Trustee pursuant to clauses (i), (iii) and (v) of Section 3(g). On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, unless an alternative successor Master Servicer reasonably acceptable to the Issuer shall have been appointed, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Master Servicer Advance described in clause (vi) subject to clause (ii) of the first sentence of Section 3(g). The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Bond Account or thereafter be received by the Master Servicer with respect to the Mortgage Loans.

     Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Section 3(g), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          (b)  Trustee to Act; Appointment of Successor.
               ----------------------------------------

     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7(a), the Trustee shall, subject to and to the extent provided in Section 3(f), unless an alternative Master Servicer has been appointed by the Issuer, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Master Servicer Advances pursuant to Section 4. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to hereunder if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with
Section 7(a), the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Master Servicer Advances pursuant to Section 4 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Issuer the appointment of which does not adversely affect the then current rating of the Bonds by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to master service the Mortgage Loans and which executes and delivers to the Issuer and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6(f) incurred prior to termination of the Master Servicer under Section 7(a)), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Bonds in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3(g), act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of earnings on the accounts as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the preceding Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Any successor to the Master Servicer as master servicer shall give notice to the Servicers of such change of master servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3(s).

          (c)  Notification to Bondholders.
               ---------------------------

               (i) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Bondholders, the Issuer and each Rating Agency.

               (ii)  Within  60  days  after  the  occurrence  of  any  Master
          Servicing Default, the Trustee shall transmit by mail to all Bondholders and the Issuer notice of each such Master Servicing Default hereunder known to the Trustee, unless such Master Servicing Default shall have been cured or waived.

     8.   MISCELLANEOUS.

          (a)  Term of Master Servicing Agreement.
               ----------------------------------

     The obligations to be performed by the Master Servicer under this Agreement shall commence on and as of the date on which the Issuer issues the Bonds and shall terminate as to each Mortgage Loan upon (i) the payment in full of all principal and interest due under such Mortgage Loan or other liquidation of such Mortgage Loan as contemplated by this Agreement, (ii) the termination of the Master Servicer's rights and powers under this Agreement by the Trustee as provided in Section 7(a) of this Agreement, or (iii) the release by the Trustee of its security interest in such Mortgage Loan.

          (b)  Assignment.
               ----------

     Notwithstanding anything to the contrary contained herein, except as provided in Section 6(d), this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and the Issuer.

          (c)  Notices.
               -------

     All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at the following addresses:

               The Master
               ----------
                Servicer:       Norwest Bank Minnesota, National Association
                --------        11000 Broken Land Parkway
                                Columbia, Maryland  21044-3562
                                Attention:  Master Servicing Department
                                              (AMREIT 1998-1)
                                Facsimile No: (410) 884-2360

               The Issuer:      American Residential Eagle Bond Trust (1998-1)
               ----------       c/o Wilmington Trust Company,
                                as Owner Trustee
                                Rodney Square North
                                1100 N. Market Street
                                Wilmington, DE 19890-0001

                                Attention:    Corporate Trust
                                               Administration

                                With a copy to:

                                American Residential Eagle, Inc.
                                445 Marine View Avenue, Suite 100
                                Del Mar, CA  92014
                                Attention:   Eagle Trust 1998-1 Officer

               Seller:          American Residential Investment Trust, Inc.
               ------           445 Marine View Avenue, Suite 230
                                Del Mar, CA  92014
                                Attention:   Chief Financial Officer

               The Trustee:     First Union National Bank
               -----------      230 South Tryon Street
                                Charlotte, N.C.  28288
                                Attention:  Corporate Trust Department

         Any Rating Agency:     The   address   specified   therefor   in  the
         -----------------      definition  corresponding  to the name of such
                                Rating Agency.

     Any of the above entities may at any time give notice in writing to the others of a change of its address for the purpose of this Section 7(c).

          (d)  Governing Law.
               -------------

     This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

          (e)  Amendments.
               ----------

     This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except (i) by an instrument in writing signed by all parties hereto, or their respective successors or assigns, and (ii) in compliance with Section 8.09 of the Indenture.

          (f)  Severability.
               ------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          (g)  No Joint Venture.
               ----------------

     The Master Servicer and the Issuer are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such of either of them.

          (h)  Execution in Counterparts.
               -------------------------

     This Agreement may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties.

          (i)  Limitation of Liability of Wilmington Trust Company.
               ---------------------------------------------------

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of American Residential Eagle Bond Trust 1998-1 under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it as Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Operative Agreements.

          (j)  Nonpetition Covenants.
               ---------------------

     Notwithstanding any prior termination of this Agreement, the Master Servicer and the Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer (or any assignee) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     IN WITNESS WHEREOF, each party has caused this Master Servicing Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                      AMERICAN RESIDENTIAL EAGLE BOND
                                      TRUST 1998-1,
                                      as Issuer

                                      By:  WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                      By:
                                           -----------------------------------

                                     Its:
                                           -----------------------------------


                                     NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Master Servicer
                                     By:
                                           -----------------------------------

                                     Its:        Assistant Vice President
                                           -----------------------------------



                                     FIRST UNION NATIONAL BANK,
                                     as Bond Trustee


                                     By:
                                           -----------------------------------

                                     Its:
                                           -----------------------------------

ACKNOWLEDGED AS TO SECTION 6(e):

AMERICAN RESIDENTIAL INVESTMENT
TRUST, INC.

By:
     ------------------------------

Its:
     ------------------------------






                                  SCHEDULE I

                          Schedule of Mortgage Loans






                                  SCHEDULE II

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds

             Representations and Warranties of the Master Servicer
             -----------------------------------------------------

     Norwest Bank Minnesota, National Association ("Norwest"), hereby makes the representations and warranties set forth in this Schedule II to the Issuer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Bonds, among Norwest, as Master Servicer, American Residential Eagle Bond Trust 1998-1, as Issuer, and First Union National Bank, as Trustee.

          (1) Norwest is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by the Master Servicing Agreement to be conducted by Norwest.

          (2) Norwest has the full power and authority to master service the Mortgage Loans, and to execute, deliver and perform its obligations under, the Master Servicing Agreement and has duly authorized by all necessary action on the part of Norwest the execution, delivery and performance of the Master Servicing Agreement; and the Master Servicing Agreement, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Norwest, enforceable against Norwest in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Master Servicing Agreement by Norwest, the master servicing of the Mortgage Loans by Norwest under the Master Servicing Agreement, the consummation of any other of the transactions contemplated by the Master Servicing Agreement, and the fulfillment of or compliance with the terms thereof will not (A) result in a material breach of any term or provision of the charter or by-laws of Norwest or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Norwest is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Norwest of any court, regulatory body, administrative agency or governmental body having jurisdiction over Norwest.

          (4) No litigation is pending or, to the best of Norwest's knowledge, threatened against Norwest that would materially and adversely affect the execution or delivery of the Master Servicing Agreement by Norwest or enforceability of the Master Servicing Agreement against Norwest or the ability of Norwest to master service the Mortgage Loans or to perform any of its other obligations under the Master Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Norwest of its obligations under the Master Servicing Agreement, or if any such consent, approval, authorization or order is required, Norwest has obtained the same.






                                 SCHEDULE III


                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds

            Representations and Warranties as to the Mortgage Loans
            -------------------------------------------------------

     In the Mortgage Loan Purchase Agreement (which has been assigned to the Trustee), American Residential Investment Trust, Inc. (the "Seller") makes the representations and warranties set forth in this Schedule III, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series of Bonds, issued by American Residential Eagle Bond Trust 1998-1.

          (1) The information set forth on Schedule I to the Master Servicing Agreement with respect to each Mortgage Loan and the computer tape describing the Mortgage Loans delivered to the Master Servicer prior to closing are true and correct in all material respects as of the Closing Date.

          (2) The Mortgage Loans , individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement. The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors.

          (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non-delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (4) Immediately prior to sale to the Company and the Issuer for pledge to the Trustee for the benefit of the Bondholders, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to pledge and assign the same pursuant to the Indenture. Immediately after the sale by the Company to the Issuer, the Issuer had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party (other than the Servicers pursuant to the Servicing Agreements) to pledge and assign the same pursuant to the Indenture. The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

          (5) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (6) There is no valid offset, claim, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (7) To best of Seller's knowledge there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (11) below. No Mortgaged Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado or other casualty so as to affect adversely the value of the property as security for such Mortgage Loan or the use for which the premises was intended.

          (8) To the best of Seller's knowledge, each Mortgaged Property is free of material damage, and is in good repair.

          (9) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (10) As of the Closing Date, no prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Bondholders and which has been delivered to the Trustee); satisfied, cancelled, subordinated or rescinded such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, subordination, rescission, modification or satisfaction with respect thereto. No action on the part of any Mortgagor which would otherwise cause the related Mortgage Loan to be in default has been waived.

          (11)  A  lender's  policy  of  title   insurance   together  with  a
     condominium endorsement and an extended coverage endorsement, if applicable, and a variable rate endorsement in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, (a) as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (3) above and (b) against loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and Mortgage with respect to adjustment in the Mortgage Rate and Scheduled Payment; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, the Company or the Issuer, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (12) Each Mortgage Loan was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

          (13) To the best of Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (14) To the best of Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law. To the best of the Seller's knowledge, all parties which have had any interest in each Mortgage Loan whether as Mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller and/or during the period in which they held and disposed such interest, were, in compliance with any and all applicable licensing requirements of the laws of the State where in the Property securing the Mortgage Loan is located.

          (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties. Each Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in appropriate jurisdictions where recordation is necessary to perfect the lien thereof as against creditors of the Seller. Each Mortgage and assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in the property securing such Mortgage is located. The sale of the Mortgage Loans and the related Mortgage Notes does not violate the terms and provisions of any loan or agreement to which the Seller is party or to which it is bound.

          (16) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

          (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Each Mortgage Loan contains a provision for the acceleration of the unpaid principal balance of the related Mortgage Loan in the event that the property securing such Mortgage Loan is sold or transferred without the prior written consent of the Mortgagee thereunder.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trust Estate to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Seller have been capitalized under the Mortgage or the related Mortgage Note.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. With respect to each Mortgage Loan, the payments required of the Mortgagor are and will be such that the Mortgage Loan will fully amortize over its term. No Mortgage Loan requires a balloon payment at the end of its term.

          (23) Each Mortgage Loan is assumable if the proposed transferee submits certain information required to evaluate the transferee's ability to repay the Mortgage Loan and the holder of the Mortgage Note reasonably determines that the security for the Mortgage Loan would not be impaired by the assumption.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item
     (26) below contain a standard mortgagee clause naming the applicable Servicer or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood  hazards,  a flood  insurance  policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

          (26) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring. There are no proceedings pending, or to the best of the Seller's knowledge threatened, wherein the Mortgagor or any governmental agency has alleged that any Mortgage Loan is illegal or unenforceable.

          (27) Except as discussed in the Prospectus Supplement, there is no material monetary default existing under any Mortgage or the related
     Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and Seller has not waived any default, breach, violation or event of acceleration.

          (28) Other than with respect to Mortgaged Property underlying a Cooperative Loan, each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include mobile homes and does not constitute other than real property under state law.

          (29) Each Mortgage Loan is being serviced by the Master Servicer or a Servicer as provided in Section 3(b) of the Master Servicing Agreement.

          (30) There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor. The Seller has clearly fulfilled all obligations under or in connection with the acquisition and assignment on the Mortgage Loans and the related Mortgage Notes, including, without limitation, giving any notices or consents necessary to affect the acquisition of the Mortgage Loans and the related Mortgage Notes by the Trustee on behalf of the Trust and has done nothing to impair the rights of the Trustee or the Bondholders with respect therein.

          (31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor. The applicable interest rate is adjusted in accordance with the terms of the related Mortgage Note. All required notices of interest rate adjustments have been sent to each Mortgagor on a timely basis and the computations of such adjustments were properly calculated. All interest rate adjustments have been made in accordance with all applicable law.

          (32) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation taxes and insurance payments, the related Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

          (33) Each Mortgage Loan was acquired by Seller in all material respects in accordance with the guidelines set forth in the Prospectus Supplement. The Seller used no selection procedure that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans acquired by the Seller.

          (34) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA or FHLMC.

          (35) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan or subject to a buy down or similar arrangement.

          (36) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

          (37) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to the Mortgage Loan Purchase Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer, the Depositor or the Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. In the event that the Issuer, the Depositor or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, on written demand by the Issuer, the Depositor or the Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer, the Depositor or the Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the Depositor harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Bondholders, the Trustee, the Issuer, the Depositor and the Depositor shall have no obligation to pay such Transfer Taxes).






                                  SCHEDULE IV

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds

                 Representations and Warranties of the Issuer
                 --------------------------------------------

     American Residential Eagle Bond Trust 1998-1 (the "Issuer") hereby makes the representations and warranties set forth in this Schedule IV to the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series, among Norwest Bank Minnesota, National Association, as Master Servicer, the Issuer, and First Union National Bank, as Trustee.

          (A) The Issuer is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by the Master Servicing Agreement and to comply with its obligations under the terms of that Agreement, the performance of which have been duly authorized by all necessary action.

          (B) Neither the execution and delivery of the Master Servicing Agreement by the Issuer, nor the performance and compliance with the terms thereof by the Issuer will (A) result in a material breach of any term or provision of the instruments creating the Issuer or governing its operations, or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Issuer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer; and the Issuer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Issuer's ability to perform or meet any of its obligations under the Master Servicing Agreement.

          (C) The Master Servicing Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Issuer, will, assuming due authorization, execution by and delivery to the other parties hereto and thereto, constitute valid, legal and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (D) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer that would materially and adversely affect the execution, delivery or enforceability of the Master Servicing Agreement or the ability of the Issuer to perform its obligations thereunder.

          (E) Immediately prior to the pledge of the Mortgage Loans to the Trustee, the Issuer had good title to, and was the sole owner of, each Mortgage Loan free and clear of any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person.






                                   SECTION V
                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds

                             Servicing Agreements
                             --------------------

1. Reconstituted Servicing Agreement, dated as of June 1, 1998, between Lehman Capital, a division of Lehman Brothers Holdings Inc., American Residential Investment Trust, Inc. and Aurora Loan Services Inc.

2. Reconstituted Special Servicing Agreement, dated as of June 1, 1998, among Lehman Capital, a division of Lehman Brothers Holdings Inc., American Residential Investment Trust, Inc. and Ocwen Federal Bank FSB.






                                  SCHEDULE VI

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds


                               Payment Schedule
                                 June 25,1998
                                 ------------

     In addition to the Interest Remittance Amount and the Principal Remittance Amount determined as provided in the Indenture with respect to the June 18 remittance from the Servicers, the following amounts need to be included in the amounts transferred to the Distribution Account and the June Distribution Date:

                   Principal amount received in May:           $__________

                   Interest on such principal amount for
                         June 17-25 (8 days):                  $__________






                                 SCHEDULE VII

                 AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1
                    Collateralized Callable Mortgage Bonds

                         Purchase and Sale Agreements
                         ----------------------------


1. Purchase and Warranties Agreement, dated as of October 1, 1997, between Lehman Capital, a division of Lehman Brothers Holdings Inc. and Long Beach Mortgage Company.

2. Master Mortgage Loan Sale and Purchase Agreement, dated as of December 10, 1997, between Accredited Home Lenders, Inc. and American Residential Investment Trust, Inc.

3. Master Mortgage Loan Sale and Purchase Agreement, dated as of January 29, 1998, between Provident Funding Associates, L.P. and American Residential Investment Trust, Inc.